Report of Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees of
Federated U.S. Government
 Securities Fund: 1-3 Years:

In planning and performing
our audits of the financial
 statements of Federated U.S.
Government Securities Fund:
1-3 Years (the "Fund") as
 of and for the year ended
February 28, 2009,
in accordance with the
standards of the Public
 Company Accounting
Oversight Board (United States),
 we considered the Fund's
internal control over financial
reporting, including controls
 over safeguarding securities,
 as a basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the financial
statements
and to comply with the
requirements of Form N-SAR,
but not for the purpose of
expressing an opinion on
the effectiveness of the
Fund's internal control
over financial
reporting.  Accordingly,
 we express no such opinion.

The management of the
 Fund is responsible for
establishing and maintaining
 effective
internal control over
financial reporting.
 In fulfilling this
 responsibility, estimates
and
judgments by management
are required to assess
 the expected benefits and related costs
of controls. A company's
 internal control over
 financial reporting is
a process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
 statements for external
purposes in accordance
with generally
accepted accounting principles.
  A company's internal
control over financial
reporting
includes those policies
and procedures that (1)
pertain to the maintenance
 of records that,
in reasonable detail,
accurately and fairly
reflect the transactions
 and dispositions of the
assets of the company;
 (2) provide reasonable
assurance that transactions
 are recorded as
necessary to permit
preparation of financial
 statements in accordance
with generally
accepted accounting
principles, and that
receipts and expenditures
 of the company are
being made only in
accordance with
authorizations of
management and directors
of the
company; and (3)
 provide reasonable
assurance regarding
prevention or timely
detection
of unauthorized
acquisition, use or
disposition of a company's
assets that could have a
material effect on the
 financial statements.

Because of its inherent
 limitations, internal
control over financial
reporting may not
prevent or detect
misstatements. Also,
projections of any
evaluation of
effectiveness to
future periods are
subject to the risk
that controls may
become inadequate
because of
changes in conditions,
or that the degree of
 compliance with the
 policies or procedures
may deteriorate.

A deficiency in internal
control over financial

reporting exists when
the design or
operation of a control
 does not allow management
or employees, in the normal
course of
performing their assigned
 functions, to prevent or
 detect misstatements on
a timely basis.
A material weakness is a
deficiency, or a
 combination of
deficiencies, in internal
control
over financial reporting,
 such that there is a
reasonable possibility
that a material
misstatement of the Fund's
 annual or interim financial
 statements will not be prevented
or detected on a timely basis.



Our consideration of
the Fund's internal control
over financial reporting
was for the
limited purpose described
in the first paragraph
 and would not
necessarily disclose all
deficiencies in internal
control that might be
 material weaknesses under
 standards
established by the Public
 Company Accounting
 Oversight Board (United States).
However, we noted no
deficiencies in the Fund's
 internal control over
financial reporting
and its operation,
including controls over
 safeguarding securities
 that we consider to be a
material weakness as
defined above as of
 February 28, 2009.

This report is intended
 solely for the information
 and use of management
 and the Board
of Trustees of the Fund
and the Securities and
 Exchange Commission and
is not intended
to be, and should not be,
 used by anyone other
than these specified parties.


ERNST & YOUNG LLP


Boston, Massachusetts
April 17, 2009